BURNHAM INVESTORS TRUST

                  Supplement dated November 12, 2004
                  to the Prospectus dated May 1, 2004



THE FOLLOWING IS DELETED FROM PAGE 29 OF THE PROSPECTUS UNDER THE
CAPTION "SALES CHARGE WAIVERS" (with respect to investors who can buy Class A shares without a sales charge):

* Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been assessed. Proof of the date redemption will be required.


 Call Burnham Investors Trust at 1-800-462-2392 for more information.

                 INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS AND STATEMENT OF
               ADDITIONAL INFORMATION FOR FUTURE REFERENCE.